                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                February 20, 2004
                Date of Report (Date of Earliest Event Reported)


                        SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor of Sequoia Mortgage Trust 10, the Issuer of Mortgage Pass-Through
        Certificates under a Pooling and Servicing Agreement dated as of
                               September 1, 2002)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                   Delaware                                         333-90772                            35-2170972
                   --------                                         ---------                            ----------
(State or Other Jurisdiction of Incorporation)              (Commission File Number)        (I.R.S. Employer Identification No.)

              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                            -----------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3100, Mill Valley, CA 94941
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       OTHER EVENTS

              Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 10 (the "Certificates").

              The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).    Exhibits

              10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, February 20, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 5, 2004

                                         SEQUOIA RESIDENTIAL FUNDING, INC.

                                         By:   /s/ Harold F. Zagunis
                                             -----------------------------------
                                             Harold F. Zagunis
                                             Chief Financial Officer, Treasurer
                                             and Secretary

                                  EXHIBIT INDEX

Exhibit Number                                                                                 Page Number
--------------                                                                                 -----------
     10.1        Monthly Payment Date Statement relating to the distribution to
                 Certificateholders, February 20, 2004...................................           5